Exhibit 99.2 FIRST QUARTER 2020 Grifﬁn Capital Essential Asset® REIT Investor Update THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY A PROSPECTUS. A PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. NO OFFERING IS MADE TO NEW YORK RESIDENTS EXCEPT BY A PROSPECTUS FILED WITH THE DEPARTMENT OF LAW OF THE STATE OF NEW YORK. NEITHER THE SECURITIES AND EXCHANGE COMMISSION, THE ATTORNEY GENERAL OF THE STATE OF NEW YORK NOR ANY OTHER STATE SECURITIES REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. AN INVESTMENT IN GRIFFIN CAPITAL ESSENTIAL ASSET REIT, INC. INVOLVES A HIGH DEGREE OF RISK AND THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES OF THIS PROGRAM WILL BE ATTAINED.

CERTAIN INFORMATION INCLUDING, WITHOUT LIMITATION, PROJECTIONS, FORECASTS AND ESTIMATES, CONTAINED IN THIS QUARTERLY UPDATE, MAY CONSTITUTE “FORWARD-LOOKING STATEMENTS” WHICH CAN BE IDENTIFIED BY THE USE OF FORWARD- LOOKING TERMINOLOGY SUCH AS “MAY,” “SHOULD,” “WOULD,” “EXPECT,” “ANTICIPATE,” “PROJECT,” “ESTIMATE,” “INTEND,” “CONTINUE” OR “BELIEVE” OR THE NEGATIVES THEREOF OR OTHER VARIATIONS THEREON OR COMPARABLE TERMINOLOGY. DUE TO VARIOUS RISKS AND UNCERTAINTIES, INCLUDING THOSE SET FORTH IN THE RISK FACTORS IDENTIFIED IN PART II, ITEM 1A OF OUR FORM 10-Q FOR THE QUARTER ENDED MARCH 31, 2020, AND IN THE “RISK FACTORS” SECTION OF OUR ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2019 AS FILED WITH THE SEC, ACTUAL EVENTS OR RESULTS OR THE ACTUAL PERFORMANCE OF THE COMPANY MAY DIFFER MATERIALLY FROM THOSE REFLECTED OR CONTEMPLATED IN SUCH FORWARD- LOOKING STATEMENTS AND, AS SUCH, INVESTORS SHOULD NOT RELY ON ANY SUCH STATEMENTS. 2

Table of Contents PAGE First Quarter 2020 Highlights 4 Portfolio Update 6 Financial Performance Review 17 3

First Quarter 2020 Highlights

Key Highlights Signed approximately 618,000 square feet of new and renewal leases with a weighted average term of 10.6 years. Acquired a 526,320 square foot industrial property in Winston-Salem, North Carolina. The purchase price was approximately $34.9 million and is 100% leased to Pepsi Bottling Ventures until 2032. In April 2020, we signed an approximately 183,000 square-foot lease to a major Fortune 100 company at our Arlington Heights, Illinois property for a term of over 10 years. Simultaneously, with execution of the lease, we entered into a termination agreement with the previous tenant for a payment of $10.8 million. As of May 11, 2020, collected 98% of April rents and 96% of May rents. 5

Portfolio Update

Portfolio Characteristics As of March 31, 2020 Total Enterprise Value1 $4.7 billion Acquisition Value $4.2 billion Number of Properties 100 Number of Buildings 123 Size of Portfolio (Square Feet) 27.3 million Occupied/Leased (Based on Portfolio Square Feet)2 87.6% / 89.0% Percentage of Cash Flow from Investment Grade Tenants3 56.8% Weighted Average Remaining Lease Term (Years) 7.3 Weighted Average Loan Maturity (Years)4 5.5 Current Weighted Average Debt Rate5 3.7% Weighted Average Annual Rent Increase6 2.1% 1. Total Enterprise Value includes the outstanding debt balance (excluding deferred financing costs and premium/discounts), plus unconsolidated debt - pro rata share, plus preferred equity, plus total outstanding shares multiplied by the NAV, less cash and cash equivalents - excludes restricted cash. Total outstanding shares include limited partnership units issued and shares issued pursuant to the DRP, net of redemptions. 2. The decrease in occupancy is primarily related to the vacancies of AMEX (0.3 million square feet), IBM (approximately 0.3 million square feet), McDermott (0.1 million square feet); offset by the addition of Pepsi Bottling Ventures (0.5 million square feet). 3. Investment grade designations are those of either tenants, guarantors and/or non-guarantor parents with investment grade ratings or Bloomberg equivalent ratings. The decrease in investment grade is primarily the result of the following tenants: Tivo Corporation, Wood Group USA, Inc., and Restoration Hardware. 4. The weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 7.07 and 3.96 years, respectively. Including the effect of interest rate swaps, the weighted average loan maturities for the Company’s fixed-rate and variable-rate debt are 5.75 and 3.22 years, respectively. 5. Current period debt rate includes the effect of four interest rate swaps for a total of $750 million and excludes the effect of debt premiums/discounts and deferred financing costs. 6. Weighted average rental increase is based on the remaining term of each lease on a combined basis. 7

AS OF MARCH 31, 2020 Diversified National Portfolio The portfolio is comprised of 100 properties located in 25 states and 116 tenants throughout the U.S. Note: Logos shown are those of tenants, lease guarantors, or non-guarantor parent companies at our properties. 8

AS OF MARCH 31, 2020 Portfolio Concentration Tenant Business Diversity 1 (By % of Net Rent) 2 Our management makes a Capital Goods, 13.8% Health Care Equipment & Services, 9.6% conscious effort to achieve Insurance, 8.3% diversification by tenant industry Consumer Services, 7.8% Retailing, 7.7% as our portfolio grows. As of Diversified Financials, 6.6% March 31, 2020, our analysis Technology Hardware & Equipment, 6.6% segmented the REIT’s portfolio Telecommunication Services, 6.5% Consumer Durables & Apparel, 5.3% 1 into 22 industry groups. Energy, 5.1% All Others, 22.7%3 1. Industry classification based on the Global Industry Classification Standards (GICS). 2. Capital goods includes the following industry sub-groups: Aerospace & Defense (5.9%), Industrial Conglomerates (4.7%), Construction & Engineering (1.2%), Electrical Equipment (0.9%), Machinery (0.5%), Construction Machinery & Heavy Trucks (0.4%), and Building Products (0.2%). 3. All others consist of revenue concentration by industry less than 4.6%, as follows: Utilities (4.6%); Banks (4.1%); Software & Services (4.1%); Materials (2.2%); Commercial & Professional Services (2.0%); Food, Beverage & Tobacco (1.7%); Media (1.6%); Pharmaceuticals, Biotechnology & Life Sciences (1.1%); Automobiles & Components (0.7%); Transportation (0.6%); Real Estate (0.03%); Food & Staples Retailing (0.01%). 9

AS OF MARCH 31, 2020 Portfolio Concentration (cont’d) Geographic Distribution Asset Allocation (By % of Net Rent) (By % of Net Rent) Texas 11.0% All Others1 24.0% California 10.7% Office 83.6% South Carolina 3.9% Ohio 9.0% North Carolina 4.7% Industrial/ Manufacturing/ Colorado Arizona Flex 5.1% 8.9% 16.4% New Jersey 6.2% Georgia Illinois 8.4% 8.1% 1. All others account for less than 3.8% of total net rent for the 12-month period subsequent to March 31, 2020 on an individual basis. 10

AS OF MARCH 31, 2020 Portfolio Concentration (cont’d) Credit Characteristics1 (By % of Net Rent) Investment Grade 56.8% BBB WEIGHTED AVERAGE Unrated Credit 5.8% CREDIT RATING Sub-investment Grade 37.4% 1. Investment Grade are those of either tenants, guarantors, and/or non-guarantor parents with investment grade ratings or what management believes are generally equivalent ratings. 11

Strong Tenant Profile: Top 10 Tenants As of 3/31/20 As of 12/31/19 Top Tenants % of Portfolio1 Ratings 2 Ratings2 3 3.5% BBB+ BBB+ 3.4% B+4 BBB-6 3.1% A- A- 1. Based on net rental payment 12-month period 3.1% BBB+ BBB+ subsequent to March 31, 2020. 2. Represents S&P ratings of tenants, guarantors, or non-guarantor parent entities, unless 2.9% BB+ BB+ otherwise noted. 3. Represents the combined net rental revenue for the Atlanta, GA; West Chester, OH; and 2.6% AA AA Houston, TX properties. 4. Represents what management believes to be the equivalent of what would have been issued 2.5% B B by S&P as derived from an HY4 rating issued by Bloomberg. 5. Represents what management believes to be 2.5% BB5 A-7 the equivalent of what would have been issued by S&P as derived from an HY2 rating issued by Bloomberg. 2.5% BB+ BB+ 6. Represents what management believes to be the equivalent of what would have been issued by S&P as derived from an IG10 rating issued by 2.1% BB+ A6 Moody’s. 7. Represents what management believes to be the equivalent of what would have been issued TOTAL 28.2% by S&P as derived from an IG7 rating issued by Bloomberg. 12

FIRST QUARTER 2020 Asset Management: Renewal Lease Activity Tenant Name Hopkins Enterprises Location 428 Peyton Street, Emporia, KS Sq. Ft. 320,764 Prior Lease Expiration 12/31/2020 New Lease Expiration 12/31/2036 Comments Hopkins exercised a blend and extend for an additional 16 years of lease term; the new economic terms commenced on January 1, 2020. 13

FIRST QUARTER 2020 Asset Management: Renewal Lease Activity Tenant Name NIKE 3310 NE Aloclek Drive Location Hillsboro, OR Sq. Ft. 266,841 Prior Lease Expiration 12/31/2020 New Lease Expiration 12/31/2023 Comments Nike signed a lease extension on the entire four-building campus; the 3-year term commences January 1, 2021. 14

FIRST QUARTER 2020 Asset Management: Property Acquisition Tenant Name Pepsi Bottling Ventures 390 Business Park Drive Location Winston-Salem, NC Sq. Ft. 526,320 Property is fully leased to Pepsi Bottling Ventures through July Comments 31, 2032. Purchase was completed February 5, 2020 for $34.9 million. 15

FIRST QUARTER 2020 Asset Management: Lease Expirations and Terminations Lease Expiration or Tenant Property Address Square Feet Comments Termination Date • 4424 West Houston Parkway North 12/31/2019 McDermott Inc. leased Floors 1 (partial) and 6 through 10 on a short-term basis Houston, TX 134,058 through December 2019, and has now vacated. • In December 2017, American Express elected to construct a new building on 20022 North 31st Avenue 1/17/2020 excess land owned by American Express to achieve operational efficiencies by Phoenix, AZ 337,439 combining certain employee bases. 4300 Centreway Place 1/31/2020 • Tenant was underutilizing space and chose to downsize into another location. Arlington, TX 5,169 • IBM vacated at its February 29, 2020 lease expiration. Four tenants occupying 6060 Emerald Parkway (Building I) 64,500 46.2K SF commenced during the quarter ended March 31, 2020. Actively 200,519 4600 Lakehurst Parkway (Building II), 2/29/2020 engaged with multiple prospective tenants on leasing the remaining space at the Dublin, OH property. 16

Financial Performance Review

AS OF MARCH 31, 2020 Capital Structure Overview Enterprise Value Common Equity $2.1 billion OP Units 0.3 billion Secured Debt 22.1% Total Equity 2.4 billion Unconsolidated Debt Secured Debt 1.1 billion (pro rata share) Unsecured Net Debt 1.1 billion 1.7% Unconsolidated Debt (Pro Rata Share) 0.1 billion Total Debt (Pro Rata Share) 2.3 billion Unsecured Net Debt Less: Cash and Cash Equivalents – excl. restricted (0.1) billion 22.5% Total Net Debt (Pro Rata Share) 2.2 billion Preferred Equity 0.1 billion Total Enterprise Value $4.7 billion Preferred Equity Ratios Common Equity 2.7% Fixed Charge Coverage (Quarter to Date) 1 2.8x 44.6% Interest Coverage (Quarter to Date) 2 OP Units 3.3x 6.4% Net Debt to Enterprise Value 45.3% Net Debt to Total Real Estate Acquisition Price 3 48.7% Net Debt / EBITDAre 7.9x . 1. Fixed charge coverage is the ratio of principal amortization for the period plus interest expense as if the corresponding debt was in place at the beginning of the period plus preferred unit distributions, if any, as if in place at the beginning of the period over adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on May 13, 2020. 2. Interest coverage is the ratio of interest expense as if the corresponding debt was in place at the beginning of the period to adjusted EBITDA. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on May 13, 2020. 3. Total Real Estate Acquisition Price includes our pro rata share from unconsolidated joint venture. 18

AS OF MARCH 31, 2020 Conservative Balance Sheet with Ample Liquidity Capitalization Consolidated Debt Composition 2.0% Common Equity & OP Units 44.0% Preferred Equity Fixed Rate Debt 86% Floating Rate Debt Consolidated Debt 14% 51.0% 3.0% Unconsolidated Debt (Pro Rata Share) Available Liquidity (in thousands $) Consolidated Collateralization Breakdown Revolving Credit Facility $140,900 $50,829 Cash Unsecured Debt 50% 50% Secured Debt Unencumbered Assets $200,000 19

Financial Performance (in thousands, except per share amounts) Three Months Ended, March 31, 2020 2019 Total Revenue $ 95,728 $ 76,485 Net income attributable to common stockholders per share, basic and diluted $ – $ 0.03 Adjusted EBITDA (Per Loan Agreement)1 $ 63,462 $ 67,969 2 FFO attributed to common stockholders and limited partners $ 44,028 $ 43,208 2 FFO per share, basic and diluted $ 0.17 $ 0.22 3 AFFO available to common stockholders and limited partners $ 41,299 $ 37,693 3 AFFO per share, basic and diluted $ 0.16 $ 0.19 Distributions:4 Cash Distributions $ 27,989 $ 21,803 Distribution Reinvestment Plan (DRP) $ 7,962 $ 6,673 Total Distributions $ 35,951 $ 28,476 1. See reconciliation of net income to adjusted EBITDA and coverage ratios in the earnings release filed on May 13, 2020. 2. FFO reflects distributions paid to redeemable preferred shareholders. 3. See reconciliation of AFFO in the earnings release filed on May 13, 2020. 4. Represents distributions paid and declared to common stockholders and non-controlling interest. 20

Determination of NAV (in thousands, except per share amounts) Set forth below are the components of our daily NAV as of March 31, 2020 and December 31, 2019, calculated in accordance with our valuation procedures (in thousands, except share and per share amounts): March 31, 2020 December 31, 2019 Gross Real Estate Asset Value $ 4,431,973 $ 4,348,529 Investments in Unconsolidated Entities 2,652 7,549 Management Company (Per Duff and Phelps Appraisal) 230,000 230,000 Interest Rate Swap (Unrealized Loss) (56,651) (25,888) Perpetual Convertible Preferred Stock (125,000) (125,000) Other Assets/(Liabilities), Net 38,293 60,500 Total Debt (Adjusted Fair Value) 1 (2,086,121) (1,978,361) NAV $ 2,435,146 $ 2,517,329 Total Shares Outstanding 261,935,169 269,752,377 NAV per share2 $ 9.30 $ 9.33 1. Amount excludes our March 31, 2020 fair value adjustment, as the value is received subsequent to our daily NAV posting. 2. We are exposed to the impact of interest rate changes primarily through our borrowing activities. To limit this exposure, we attempt to obtain mortgage financing on a long-term, fixed-rate basis and utilize interest rate swaps to hedge a portion of our variable rate borrowings. Continued volatility in interest rates continues to impact such fair values. The change in NAV per share was largely due to the change in value of our swaps. The principal balance of our borrowings is not affected by changes in interest rates, and future increases in interest rates would have a positive impact on the fair value of our fixed-rate borrowings and interest rate swaps. 21

Share Performance

Total Return as of March 31, 2020(%)[1]

			Excluding Sales Load[2]		Including Sales Load
Share Class/ Index	Ticker	Inception Date[3]	Year Ended March 31, 2020	Since Inception (Annualized)	Since Inception (Annualized)
Class T	ZGEATX	9/20/2017	1.15%	4.96%	3.49%
Class S	ZGEASX	9/20/2017	1.15%	4.92%	3.45%
Class D	ZGEADX	9/20/2017	1.34%	5.66%	5.66%
Class I	ZGEAIX	9/20/2017	1.41%	5.93%	5.93%
Class A	ZGEAAX	9/23/2014	1.32%	7.10%	4.86%
Class AA	ZGEAQX	11/2/2015	1.32%	5.53%	4.56%
Class AAA	ZGEAPX	4/25/2016	1.32%	6.54%	6.27%
Class E	ZGEAEX	11/6/2009	1.42%	8.10%	6.81%

1. Future performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Returns reflect the percent change in the net asset value per share from the beginning of the applicable period, plus the amount of any distributions paid during the period and assumes distributions are reinvested pursuant to our distribution reinvestment plan. Performance for Class E shares includes the performance of common in EA-1, prior to the Mergers on April 30, 2019. Please consult your financial professional for more information.
2. Returns exclude the impact of applicable sales load. Sales load for Class T, S, D and I shares are defined as the amount of selling commissions and dealer manager fees, as applicable, consistent with the calculation of gross offering price for such shares. For Class A, AA, AAA and E shares, sales load is defined as applicable front-end selling commissions, dealer-manager fees and estimated issuer offering and organizational expenses in conformity with the definition of "Net Investment" set forth in NASD Rule 2340.
3. Inception date for Class AA, AAA, T, S, D and I shares is the date upon which we began offering such share classes in our initial and follow-on primary offerings, as applicable. Inception date for Class A shares is the date upon which we satisfied our minimum offering requirement in our initial public offering, which occurred on September 23, 2014. Inception date for Class E shares is the date upon which EA-1 began offering shares of common stock in its initial public offering, which occurred on November 6, 2009.

GRIFFIN CAPITAL ESSENTIAL ASSET REIT

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Debt Maturity Schedule (including effect of interest rate swap) As of March 31, 2020 (Dollars in Thousands) Weighted Average Debt Maturity: 5.5 years $750,000 $644,7271 (30.9%) $600,000 $434,2382 (20.9%) $375,0005 $450,000 (18.0%) $250,0006 $300,000 (12.0%) (Thousands) $150,0004 $126,9703 7 (7.2%) $105,298 $150,000 (6.1%) (5.0%) $0 $0 2020-2022 2023 2024 2025 2026 2027 2028 2029 1. Represents the Revolving Credit Facility, assuming the one-year extension on the Revolving 4. Represents the 2026 Term Loan. NOTE: Principal repayments on the individual Credit Facility is exercised upon maturity as well as the Emporia, Midland, Samsonite, and 5. Represents the Bank of America Loan. mortgages do not include the net debt HealthSpring mortgage loans and the 2023 Term Loan. 6. Represents the Bank of America/KeyBank Loan. premium/(discount) of ($0.9) million and 2. Represents the Highway 94 and PBV mortgage loan and the 2024 Term Loan. 7. Represents the AIG loan II. deferred financing costs of $8.5 million. 3. Represents the AIG mortgage loan. 23

1520 E. Grand Avenue 310.469.6100 El Segundo, CA 90245 www.gcear.com For more information visit www.gcear.com